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                                                                    EXHIBIT 23.1


                               Arthur Anderson LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 dated July 6, 1999, of our report dated June 18, 1999 included in PharmaPrint Inc. and subsidiaries Form 10-K for the year ended March 31, 1999 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen  LLP


Orange County, CA
July 2, 1999